UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2006

CuraGen Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-23223	06-1331400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 East Main Street, Branford, CT 06405

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 481-1104

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 26, 2006, the Registrant issued a press release to report its financial results for the quarter ended September 30, 2006. In addition, the Registrant provided updated guidance on its financial outlook for the current year in such release.

Item 7.01. Regulation FD Disclosure.

On October 26, 2006, the Registrant and TopoTarget A/S issued a press release to provide an update on the intravenous PXD101 clinical development program and reported preliminary results from three clinical trials. Preliminary results include data from a Phase Ib/II trial of PXD101 in combination with paclitaxel and carboplatin for advanced solid tumors, a Phase II trial of PXD101 monotherapy and in combination with dexamethasone for advanced multiple myeloma (MM) and a Phase Ib/II trial of PXD101 in combination with 5-fluorouracil for advanced solid tumors.

The full text of the press releases issued in connection with the above-referenced announcements are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits relating to Item 2.02 and Item 7.01 shall be deemed to be furnished, and not filed with this report:

Exhibit Number	Description
99.1	Press release of Registrant dated October 26, 2006.

99.2	Press release of Registrant dated October 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURAGEN CORPORATION
(Registrant)

Date: October 26, 2006	By:	/s/ David M. Wurzer
	Name:	David M. Wurzer
	Title:	Executive Vice President and Chief Financial Officer